UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2020

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Midland States Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Network Centre Drive

Effingham, Illinois 62401

(Address of Principal Executive Offices) (Zip Code)

(217) 342-7321

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2020, John M. Schultz, Chairman of the Board of Directors of Midland States Bancorp, Inc. (the "Company"), notified the Company of his resignation as a director of the Company, effective as of December 9, 2020.

On November 6, 2020, the Board of Directors appointed R. Dean Bingham as a director of the Company, effective as of December 9, 2020. Mr. Bingham will serve as a Class III director, with a term expiring at the Company's 2022 annual meeting of shareholders. Mr. Bingham will be entitled to receive the compensation payable to non-employee directors of the Company, as disclosed in its proxy statement for its 2020 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 23, 2020.

Item 7.01. Regulation FD Disclosure.

On November 9, 2020, the Company issued a press release announcing Mr. Schultz's retirement from the Board of Directors, the election of Jeffrey C. Smith as Chairman of the Board of Directors effective upon Mr. Schultz's resignation, and the appointment of Mr. Bingham as a director of the Company, which press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated November 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midland States Bancorp, Inc.

Date: November 9, 2020	By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President and Corporate Counsel